EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
I, Richard Falcone, Chief Executive Officer of Securus Technologies, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:
(1)	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICHARD FALCONE

Richard Falcone
Chief Executive Officer
August 15, 2005